UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

QUORUM HEALTH CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to be held on May 31, 2019, for Quorum Health Corp.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/QHC. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange
Commission rules, proxy materials can be
distributed by making them available on the Internet. We have chosen to use these procedures for our 2019 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the
proxy materials, you must request one. There is
no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before May 21, 2019.

For a Convenient Way to VIEW Proxy Materials – and – VOTE Online go to: www.proxydocs.com/QHC

Proxy Materials Available to View or Receive:

1. Proxy Statement     2. Annual Report

Printed materials may be requested by one of the following methods:

INTERNET www.investorelections.com/QHC	TELEPHONE (866) 648-8133	*E-MAIL paper@investorelections.com
You must use the 12 digit control number located in the shaded gray box below.

*  If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

ACCOUNT NO.	SHARES

Company Notice of Annual Meeting
Date:	Friday, May 31, 2019
Time:	8:00 AM (Local Time)
Place:	Salon A - Hilton Garden Inn, 9150 Carothers Parkway, Franklin, TN, 37067

The purpose of the Annual Meeting is to take action on the following proposals:

The Board of Directors recommends that you vote “FOR” the following.

1.	To elect nine nominees for director of the Company, nominated by the Board of Directors, with each director to serve until the 2020 annual meeting of the stockholders of the Company and until his or her successor is elected and qualified;
	Nominees	01	Terry Allison Rappuhn	04 Jon H. Kaplan	07 Alice D. Schroeder
		02	Robert H. Fish	05 Barbara R. Paul, M.D.	08 R. Lawrence Van Horn, Ph.D.
		03	Joseph A. Hastings, D.M.D.	06 William Paul Rutledge

The Board of Directors recommends that you vote “FOR” the following.

2.	To approve the Quorum Health Corporation Amended and Restated 2016 Stock Award Plan;
3.	To approve the Quorum Health Corporation 2018 Restricted Stock Plan;
4.	To approve, in an advisory (non-binding) vote, the compensation of the Company’s named executive officers, as more fully described in the accompanying proxy statement (“say-on-pay”); and
5.	To ratify the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for the year ending December 31, 2019.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment of the meeting.